                                                                   EXHIBIT 10.44

                           INDEMNIFICATION AGREEMENT

     This INDEMNIFICATION AGREEMENT ("Agreement") is made and entered into as of the 19th day of June, 1996, by and between GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation (the "Corporation"), and IRWIN L. LOWENSTEIN ("Indemnitee").

                                  WITNESSETH:

     WHEREAS, the Indemnitee is a director or officer of the Corporation; and

     WHEREAS, the Charter and Bylaws of the Corporation authorize the indemnification of directors and officers of the Corporation; and

     WHEREAS, the parties believe it appropriate to further memorialize and reaffirm the Corporation's obligation to indemnify the Indemnitee as authorized by the Charter and Bylaws of the Corporation;

     NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Agreement to Indemnify.

          (a) Obligation to Indemnify; Standards for Indemnification. Subject to Section 3 hereof, the Corporation shall indemnify Indemnitee against any liability, including the obligation to pay judgments, settlements, penalties, fines (including any excise tax assessed with respect to an employee benefit plan) and reasonable expenses (including counsel fees) actually and reasonably incurred by the Indemnitee in connection with any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal ("Proceeding") in which the Indemnitee was or is or is threatened to be made a party because Indemnitee is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise if (i) Indemnitee acted in good faith;
     (ii) Indemnitee reasonably believed that, in the case of conduct in his Official Capacity (as such term is defined in Section 48-18-501(5) of the Tennessee Code Annotated (the "Code") with the Corporation, his conduct was in the best interests of the Corporation, or that, in all other cases, his conduct was at least not opposed to the best interests of the Corporation; and (iii) with respect to any criminal Proceeding, Indemnitee had no reasonable cause to believe his conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation (as applicable), and, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

          (b) Court Ordered Indemnification. Notwithstanding any provision herein to the contrary, Indemnitee may apply for indemnification to the court conducting a Proceeding or another court of competent jurisdiction and the court may order indemnification if it determines that (i) the Indemnitee is entitled to mandatory indemnification under Section 48-18-503 of the Code in which case the court shall also order the Corporation to pay Indemnitee's reasonable expenses to obtain court-ordered indemnification; or (ii) the Indemnitee is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he met the standard of conduct set forth in Section 1 above or applicable Tennessee law or was adjudged liable in a Proceeding by or in the right of the Corporation or in a Proceeding on the basis that personal benefit was improperly received by the Indemnitee, but if Indemnitee was adjudged so liable his indemnification shall be limited to reasonable expenses incurred.

          (c) Exclusions. Unless ordered by a court under the circumstances described in Section 1(b) above, the Corporation shall not be liable under this Agreement to make any payment to Indemnitee (i) in connection with a Proceeding by or in the right of the Corporation in which the Indemnitee was adjudged liable to the Corporation; (ii) in connection with any Proceeding charging improper personal benefit to the

     Indemnitee, whether or not involving action in his Official Capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him; (iii) for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;
     (vi) for which payment is actually made to the Indemnitee by the Corporation other than pursuant to this Agreement, except in respect of any excess beyond the amount of such payment; (v) for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Corporation within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any state statutory law; or (vi) to the extent prohibited under Section 48-18-509 of the Code or other applicable provisions of Tennessee law.

     2. Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Agreement, if Indemnitee has been wholly successful, on the merits or otherwise, in the defense of any Proceeding to which he was a party because he is or was a director or officer of the Corporation, the Corporation shall indemnify the Indemnitee against all reasonable expenses (including counsel fees) actually and reasonably incurred by the Indemnitee in connection therewith.

     3. Determination of Right of Indemnification. Any indemnification under Sections 1(a) above (unless ordered by a court) shall be made by the Corporation only following receipt of a written request by the Indemnitee and only as authorized in the specific case upon a determination that indemnification of the Indemnitee is permissible in the circumstances because Indemnitee has met the applicable standard of conduct set forth in Section 1(a). Such determination shall be made within thirty (30) days from the date the written request of the Indemnitee is received by the Corporation by (i) a majority vote of a quorum of the board of directors consisting of directors who are not at the time parties to such Proceeding; (ii) if such a quorum cannot be obtained, by majority vote of a committee duly designated by the board of directors (in which designation directors who are parties may participate) consisting solely of two (2) or more directors not at the time parties to the Proceeding; (iii) by the shareholders (but shares owned by or voted under the control of directors who are at the time parties to the Proceeding may not be voted in the determination); or (iv) by independent special legal counsel. Such independent special legal counsel shall be selected by (i) the majority vote of a quorum of the board of directors consisting of directors who are not at the time parties to the Proceeding; (ii) if such a quorum cannot be obtained, by majority vote of a committee duly designated by the board of directors (in which designation directors who are parties to the Proceeding may participate) consisting solely of two (2) or more directors not at the time parties to the Proceeding; (iii) if a quorum of directors not party to the Proceeding cannot be obtained and a committee consisting solely of two (2) or more directors not at the time parties to the Proceeding cannot be designated to select independent special legal counsel, then such independent special legal counsel may be selected by majority vote of the full board of directors (in which selection directors who are parties may participate). The term "independent special legal counsel" as used herein, means a law firm, an attorney, or a member of a law firm, that is experienced in matters of corporate law and neither currently is, nor in the past five (5) years has been, retained to represent (i) either the Corporation or Indemnitee in any matter material to either party, or (ii) any other party to a Proceeding giving rise to a claim for indemnification hereunder. The term "independent special legal counsel" shall not include any person who, under the applicable standards of professional conduct prevailing at the time of the representation, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's rights under the provisions of the Corporation's Bylaws or any agreement upon which Indemnitee relies to establish Indemnitee's right to indemnification or advancement of expenses. Authorization of indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by independent special legal counsel, authorization and evaluation as to reasonableness of expenses shall be made by those entitled to select such counsel.

     4. Advances of Expenses. Except as limited herein, reasonable expenses (including counsel fees) incurred by the Indemnitee in defending any Proceeding shall be paid by the Corporation upon written request of the Indemnitee in advance of the final disposition of such Proceeding if (i) the Corporation has received a written affirmation by the Indemnitee of his good faith belief that he has met the applicable standard of conduct set forth in Section 1(a) of this Agreement; (ii) the Corporation has received an undertaking by or on behalf of the

Indemnitee, in substantially the form attached hereto as Annex I, to repay such amount in the event that it is ultimately determined that Indemnitee is not entitled to indemnification as authorized herein; and (iii) a determination is made that the facts then known to the person or persons making the determination would not preclude indemnification under Section 1 of this Agreement and the applicable Tennessee law. Such determination and the authorization of payments under this Section 4 shall be made in the same manner as the determination of the right of indemnification and the authorization of payment of expenses set forth in Section 3 of this Agreement.

     5. Procedure for Making Demand. (a) Payments for any indemnification to which the Indemnitee is entitled pursuant to Section 1 hereof shall be made by the Corporation no later than fifteen (15) days after the determination required by Section 3 is made that the Indemnitee has met the standard of conduct required by Section 1(a).

     (b) Payment of expenses determined by the court conducting the Proceeding or another court of competent jurisdiction to be proper in view of all the relevant circumstances as described in Section 1(b) shall be made by the Corporation within fifteen (15) days following the date of the order of a court from which no appeal can be taken or from which no appeal is timely taken.

     (c) Payments of expenses to which the Indemnitee is entitled pursuant to
Section 2 hereof shall be made by the Corporation no later than forty-five (45) days after receipt by the Corporation of the written request for payment from the Indemnitee.

     (d) Advancement of expenses to the extent provided by Section 4 hereof shall be made by the Corporation no later than thirty (30) days after receipt by the Corporation of (i) the written request for payment; (ii) the written affirmation of good faith; and (iii) the written undertaking referred to in
Section 4 hereof; provided, however, that no advancement of such expenses shall be made if a determination is made that the facts then known to the person or persons making the determination preclude indemnification under Section 1 of this Agreement or the applicable provision of the Code.

     (e) The right to indemnification or advances hereunder shall be enforceable by Indemnitee in any court of competent jurisdiction if the board of directors (or any committee thereof), the shareholders or independent special legal counsel improperly denies the claim, in whole or in part, or if indemnification or advancement of expenses is not made within the time specified herein. Indemnitee's expenses incurred in connection with successfully establishing Indemnitee's right to indemnification or advancement of expenses, in whole or in part, in any such Proceeding shall also be indemnified by the Corporation.

     6. Subrogation. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee. The Indemnitee shall execute all papers required and shall do any act or thing that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

     7. Insurance. The Corporation shall use its best efforts to maintain insurance on behalf of the Indemnitee against any expenses incurred in any Proceeding and any liabilities asserted against him and incurred by him in his capacity as a director or officer of the Corporation, or arising out of his status as such.

     8. Effect of Changes in Law or Corporate Documents. No change in the Charter or the Bylaws of the Corporation or the Code subsequent to the date first above written shall have the effect of limiting or eliminating the indemnification available under this Agreement as to any act, omission or capacity for which this Agreement provides indemnification at the time of such act, omission or capacity. If any change after the date of this Agreement in any applicable law, statute or rule expands the power of the Corporation to indemnify the Indemnitee, such change shall be within the purview of the Indemnitee's rights and the Corporation's obligations under this Agreement. If any change in applicable law, statute or rule narrows the right of the Corporation to indemnify the Indemnitee, such change, except to the extent otherwise required by law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights or obligations hereunder.

     9. Definition of "Corporation". For purposes of this Agreement, references to "the Corporation" shall include, in addition to the resulting or surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under this Agreement with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     10. Successors. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs, and legal representatives of the parties hereto.

     11. Contract Rights Not Exclusive. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any statute, the Charter or Bylaws of the Corporation, any agreement by the vote of shareholders or disinterested directors of the Corporation, or otherwise. The rights granted in this Agreement supersede any similar right granted under any previous agreement between the Corporation and Indemnitee with respect to the subject matter hereof.

     12. Indemnitee's Obligations. Indemnitee shall promptly advise the Corporation in writing of the institution of any Proceeding which is or may be subject to this Agreement and keep the Corporation generally informed of, and consult with the Corporation with respect to, the status of any such Proceeding. Notices to the Corporation shall be directed to Goody's Family Clothing, Inc., 400 Goody's Lane, Knoxville, Tennessee 37922, Attn.: Chairman of the Board of Directors (or such other address as the Corporation shall designate in writing to Indemnitee), and shall be given by personal delivery or by mailing the same in the United States mail, postage prepaid, certified mail or registered mail with return receipt requested. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

     13. Severability. Should any provision of this Agreement, or any clause thereof, be held to be invalid, illegal, or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties. To the extent permitted by law, the parties hereto waive any provision of law which renders any such provision prohibited or unenforceable in any respect.

     14. Modification and Waiver. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     15. Choice of Law. The validity, interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Tennessee.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                          GOODY'S FAMILY CLOTHING, INC.

                                          By:        /s/ HARRY M. CALL
                                             -----------------------------------
                                          Title:            President
                                                --------------------------------

                                          INDEMNITEE

                                                /s/ IRWIN L. LOWENSTEIN
                                          --------------------------------------
                                                   Irwin L. Lowenstein